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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2004

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                         1-2299               34-0117420
              ----                         ------               ----------
(State or Other Jurisdiction of       (Commission File       (I.R.S. Employer
Incorporation or Organization)             Number)          Identification No.)

                    One Applied Plaza, Cleveland, Ohio   44115
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.






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ITEM 7. EXHIBITS

         Exhibit 99 - Press release of Applied Industrial Technologies, Inc. dated July 19, 2004.

ITEM 9. REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results in Operations and Financial Conditions".

         Attached to this filing as Exhibit 99 and incorporated by reference herein is the text of registrant's press release dated July 19, 2004 regarding fourth quarter and full-year sales and earnings guidance and the scheduling of the registrant's annual meeting of shareholders.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                     (Registrant)


                                     By:  /s/ Fred D. Bauer
                                     -----------------------------------
                                              Fred D. Bauer
                                              Vice President-General Counsel
                                                   & Secretary

Date:  July 19, 2004


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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    99         Press release of Applied Industrial Technologies, Inc. dated
               July 19, 2004.